VANECK VECTORS® NATURAL RESOURCES ETF

Ticker: HAP®
Principal U.S. Listing Exchange: NYSE Arca, Inc.
SUMMARY PROSPECTUS
MAY 1, 2018

HAPSUM

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at http://www.vaneck.com/ library/etfs/. You can also get this information at no cost by calling 800.826.2333, or by sending an email request to info@vaneck.com. The Fund’s prospectus and statement of additional information, both dated May 1, 2018, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

VanEck Vectors® Natural Resources ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the VanEck® Natural Resources Index (the “Natural Resources Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder expenses (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.30%

Total Annual Fund Operating Expenses(a)	0.80%
Fee Waivers and Expense Reimbursement(a)	-0.30%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.50%

(a)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.49% of the Fund’s average daily net assets per year until at least May 1, 2019. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$51
3	$225
5	$415
10	$962

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PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Natural Resources Index is comprised of publicly traded companies engaged (derive greater than 50% of revenues from applicable sources) in the production and distribution of commodities and commodity-related products and services in the following sectors: 1) Agriculture; 2) Alternatives (Water & Alternative Energy); 3) Base and Industrial Metals; 4) Energy; 5) Forest Products; and 6) Precious Metals. Such companies may include micro-, small- and medium-capitalization companies and foreign issuers. As of December 31, 2017, the Natural Resources Index included 299 securities of companies with a market capitalization range of between approximately $83.5 million and $354.4 billion and a weighted average market capitalization of $53.4 billion. As of December 31, 2017, approximately 20% of the Fund’s investments consisted of securities of European issuers. These amounts are subject to change. The Fund’s 80% investment policy is non-fundamental and may be change without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Natural Resources Index by investing in a portfolio of securities that generally replicates the Natural Resources Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Natural Resources Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Natural Resources Index but also may reduce some of the risks of active management, such as poor security selection.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Natural Resources Index concentrates in an industry or group of industries. As of December 31, 2017, the Fund was concentrated in natural resources companies and the basic materials and energy sectors, and each of the consumer staples and industrials sectors represented a significant portion of the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Risk of Investing in Natural Resources Companies. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the natural resources sector. Investments in natural resources and the natural resources sector, which include agriculture, alternatives (e.g., water and alternative energy), base and industrial metals, energy, forest products and precious metals, can be significantly affected by events relating to these industries, including international political and economic developments, embargoes, tariffs, inflation, weather and natural disasters, livestock diseases, limits on exploration, often rapid changes in the supply and demand for natural resources and other factors. The Fund’s portfolio securities may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of operating companies. Companies engaged in the sectors listed above may be adversely affected by changes in government policies and regulations, technological advances and/or obsolescence, environmental damage claims, energy conservation efforts, the success of exploration projects, limitations on the liquidity of certain natural resources and commodities and competition from new market entrants. Changes in general economic conditions, including commodity price volatility, changes in exchange rates, imposition of import controls, rising interest rates, prices of raw materials and other commodities, depletion of resources and labor relations, could adversely affect the Fund’s portfolio companies.

Special Risk Considerations of Investing in European Issuers. To the extent the Fund continues to invest in securities issued by European issuers, the Fund may be subject to the risk of investing in such issuers. Investment in securities of issuers in Europe involves risks and special considerations not typically associated with investment in the U.S. securities markets. The Economic and Monetary Union (“EMU”) of the European Union (“EU”) requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and on major trading partners outside Europe. The European financial markets have recently experienced

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volatility and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt levels and possible default on or restructuring of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including EU member countries that do not use the euro and non-EU member countries. In addition, in a referendum held on June 23, 2016, voters in the United Kingdom (“UK”) voted to leave the EU, creating economic and political uncertainty in its wake. The UK has provided the EU with notice of its intention to withdraw in March 2019, and the UK and the EU are currently negotiating exit terms. Significant uncertainty exists regarding the effects such withdrawal will have on the euro, European economies and global markets.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments.

Foreign Currency Risk. Because the Fund’s assets may be invested in securities denominated in foreign currencies, the income received by the Fund from these investments will generally be in foreign currencies. The Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. Several factors may affect the price of euros and the British pound sterling, including the debt level and trade deficit of the EMU and the UK, inflation and interest rates of the EMU and the UK, investors’ expectations concerning inflation and interest rates and global or regional political, economic or financial events and situations. The European financial markets have recently experienced volatility and adverse trends due to economic downturns or concerns about rising government debt levels of certain European countries, each of which may require external assistance to meet its obligations and run the risk of default on its debt, possible bail out by the rest of the EU or debt restructuring. Assistance given to an EU member state may be dependent on a country’s implementation of reforms, including austerity measures, in order to curb the risk of default on its debt, and a failure to implement these reforms or increase revenues could result in a deep economic downturn. These events have adversely affected the exchange rate of the euro and may adversely affect the Fund and its investments. The UK’s recent vote to leave the EU has impacted, and may further impact, the value of the euro and the British pound sterling, and has caused volatility and uncertainty in European and global markets. In addition, one or more countries may abandon the euro and the impact of these actions, especially if conducted in a disorderly manner, may have significant and far reaching consequences on the euro. The value of certain foreign countries’ currencies may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments.

Risk of Investing in Depositary Receipts. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Natural Resources Index, may negatively affect the Fund’s ability to replicate the performance of the Natural Resources Index.

Risk of Investing in the Basic Materials Sector. To the extent that the Fund continues to be concentrated in the basic materials sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the basic materials sector. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in the Consumer Staples Sector. To the extent that the consumer staples sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the consumer staples sector. Companies in the consumer staples sector may be adversely affected by changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, exploration and production spending.

Risk of Investing in the Energy Sector. To the extent that the Fund continues to be concentrated in the energy sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the energy sector. Companies operating in the energy sector are subject to risks including, but not limited to, economic growth, worldwide demand, political instability in the regions that the companies operate, government regulation stipulating rates

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charged by utilities, interest rate sensitivity, oil price volatility, energy conservation, environmental policies, depletion of resources, the cost of providing the specific utility services and other factors that they cannot control. Recently, oil prices continue to remain at low levels following a significant decrease. Oil prices are subject to significant volatility, which has adversely impacted companies operating in the energy sector. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters.

Risk of Investing in the Industrials Sector. To the extent that the industrials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.

Risk of Investing in Micro-Capitalization Companies. Micro-capitalization companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities.

Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Returns on investments in securities of small-capitalization and medium capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Risk of Cash Transactions. Unlike other exchange-traded funds (“ETFs”), the Fund expects to effect its creations and redemptions partially for cash, rather than in-kind securities. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in kind. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.

Index Tracking Risk. The Fund’s return may not match the return of the Natural Resources Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Natural Resources Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Natural Resources Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein), which are not factored into the return of the Natural Resources Index. Transaction costs, including brokerage costs, will decrease the Fund’s net asset value (“NAV”) to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Natural Resources Index. Errors in the Natural Resources Index data, the Natural Resources Index computations and/or the construction of the Natural Resources Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Natural Resources Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. The Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions or pay expenses. In addition, the Fund may not invest in certain securities included in the Natural Resources Index, or invest in them in the exact proportions in which they are represented in the Natural Resources Index. The Fund’s performance may also deviate from the return of the Natural Resources Index due

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to legal restrictions or limitations imposed by the governments of certain countries, certain NYSE Arca, Inc. (“NYSE Arca”) listing standards, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments and/or underlying currencies based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Natural Resources Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Natural Resources Index is not based on fair value prices), the Fund’s ability to track the Natural Resources Index may be adversely affected. In addition, any issues the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the index tracking risk. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Natural Resources Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Natural Resources Index. Changes to the composition of the Natural Resources Index in connection with a rebalancing or reconstitution of the Natural Resources Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.

Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market. While Shares are listed on NYSE Arca, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Natural Resources Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on NYSE Arca and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Natural Resources Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund continues to be concentrated in natural resources companies and each of the basic materials and energy sectors, the Fund will be subject to the risk that economic, political or other conditions that have a

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negative effect on those companies and those sectors may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year and since inception periods compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

Annual Total Returns(%)—Calendar Years

Best Quarter:	20.01%	3Q ’10
Worst Quarter:	-22.20%	3Q ’11

Average Annual Total Returns for the Periods Ended December 31, 2017

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Since Inception (8/29/2008)

VanEck Vectors Natural Resources ETF (return before taxes)	17.14%	2.99%	1.20%
VanEck Vectors Natural Resources ETF (return after taxes on distributions)	16.12%	2.32%	0.72%
VanEck Vectors Natural Resources ETF (return after taxes on distributions and sale of Fund Shares)	9.70%	2.13%	0.84%
VanEck® Natural Resources Index (reflects no deduction for fees, expenses or taxes, except withholding taxes)*	17.41%	3.23%	1.41%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	10.55%

*

Prior to April 11, 2017, the Natural Resources Index was named the RogersTM – Van Eck Natural Resources Index. Prior to May 1, 2014, the Natural Resources Index was named the RogersTM – Van Eck Hard Assets Producers Index.

See “License Agreements and Disclaimers” for important information.

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Peter H. Liao	Portfolio Manager	August 2008
Guo Hua (Jason) Jin	Portfolio Manager	March 2018

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PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems Shares at NAV only in a large specified number of Shares each called a “Creation Unit,” or multiples thereof. A Creation Unit consists of 50,000 Shares.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed on NYSE Arca and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of the Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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800.826.2333
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(05/18)